5. Time Deposits	12 Months Ended
Dec. 31, 2015
Banking and Thrift [Abstract]
Time Deposits

At December 31, 2015, the scheduled maturities of time deposits are as follows:

(Dollars in thousands)

2016	$97,586
2017	27,702
2018	24,122
2019	3,019
2020 and thereafter	4,463

Total	$156,892

At December 31, 2015 and 2014, the Company had approximately $4.3 million and $11.4  million, respectively, in time deposits purchased through third party brokers, including certificates of deposit participated through the Certificate of Deposit Account Registry Service ("CDARS") on behalf of local customers.  CDARS balances totaled $4.1 million and $11.0  million as of December 31, 2015 and 2014, respectively.  The weighted average rate of brokered deposits as of December 31, 2015 and 2014 was 0.10% and 0.13%, respectively.